UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number      811-22962

SBL Fund

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia, President

SBL Fund

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(Name and address of agent for service)

Registrant’s telephone number, including area code:       301-296-5100

Date of fiscal year end:       December 31

Date of reporting period:       March 31, 2014

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

Series Z (Alpha Opportunity Series)
SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2014

	Shares	Value
COMMON STOCKS† - 73.3%
Industrials - 18.0%
Trinity Industries, Inc.[1,2]	10,800	$778,355
Lockheed Martin Corp.[1,2]	3,993	651,817
AO Smith Corp.[1,2]	9,000	414,180
Joy Global, Inc.[1,2]	4,800	278,400
Towers Watson & Co. — Class A1,2	2,400	273,720
Watts Water Technologies, Inc. — Class A1,2	3,000	176,071
Northrop Grumman Corp.[1,2]	1,100	135,718
General Electric Co.[1,2]	4,500	116,505
Con-way, Inc.[1,2]	1,800	73,944
Huntington Ingalls Industries, Inc.[1,2]	183	18,714
Total Industrials		2,917,424
Consumer Discretionary - 14.0%
TJX Companies, Inc.[1,2]	7,600	460,940
Walt Disney Co.[1,2]	4,322	346,063
Ross Stores, Inc.[1,2]	4,600	329,130
L Brands, Inc.[1,2]	5,400	306,558
The Gap, Inc.[1,2]	6,300	252,378
Jack in the Box, Inc.*,1,2	4,200	247,548
Family Dollar Stores, Inc.[1,2]	3,900	226,239
PVH Corp.[1,2]	900	112,293
RadioShack Corp.*,1,2	5,500	11,660
Total Consumer Discretionary		2,292,809
Consumer Staples - 13.2%
Philip Morris International, Inc.[1,2]	10,500	859,635
Altria Group, Inc.[1,2]	17,800	666,254
Herbalife Ltd.[1,2]	5,200	297,804
Wal-Mart Stores, Inc.[1,2]	2,300	175,789
Safeway, Inc.[1,2]	4,200	155,148
Total Consumer Staples		2,154,630
Health Care - 12.4%
Johnson & Johnson[1,2]	5,300	520,619
Forest Laboratories, Inc.*,1,2	3,600	332,172
Amgen, Inc.[1,2]	1,900	234,345
AstraZeneca plc	2,800	180,949
WellCare Health Plans, Inc.*,1,2	2,400	152,448
GlaxoSmithKline plc	5,500	145,924
Baxter International, Inc.[1,2]	1,900	139,802
Charles River Laboratories International, Inc.*,1,2	2,100	126,714
Owens & Minor, Inc.[1,2]	2,800	98,084
Kindred Healthcare, Inc.[1,2]	4,100	96,022
Total Health Care		2,027,079
Information Technology - 6.4%
CA, Inc.[1,2]	14,900	461,452
Arrow Electronics, Inc.*,1,2	2,800	166,208
Avnet, Inc.[1,2]	3,200	148,896
Symantec Corp.[1,2]	6,300	125,811
Harmonic, Inc.*,1,2	11,700	83,538
Amkor Technology, Inc.*,1,2	9,800	67,228
Total Information Technology		1,053,133
Financials - 3.4%
AmTrust Financial Services, Inc.[1,2]	7,623	286,701
Endurance Specialty Holdings Ltd.[1,2]	3,200	172,256
Genworth Financial, Inc. — Class A*,1,2	4,200	74,466
Irish Bank Resolution Corporation Ltd.*,†††,3	16,638	–
Total Financials		533,423
Energy - 2.5%
Anadarko Petroleum Corp.[1,2]	2,930	248,347
ConocoPhillips[1,2]	1,500	105,525
Phillips 66[1,2]	750	57,795
Total Energy		411,667
Telecommunication Services - 2.4%
AT&T, Inc.[1,2]	11,300	396,291

Utilities - 1.0%
Exelon Corp.[1,2]	5,022	168,538

Total Common Stocks
(Cost $7,665,909)		11,954,994
SHORT TERM INVESTMENTS† - 0.2%
State Street General Account U.S. Government Fund	39,197	39,197
Total Short Term Investments
(Cost $39,197)		39,197

	Face Amount
REPURCHASE AGREEMENT††,4 - 36.1%
State Street
issued 03/31/14 at 0.00%
due 04/01/14	$5,901,448	5,901,448
Total Repurchase Agreement
(Cost $5,901,448)		5,901,448
Total Investments - 109.6%
(Cost $13,606,554)		$17,895,639
Other Assets & Liabilities, net - 9.6%		1,562,282
Total Net Assets - 100.0%		$16,333,357

	Contracts	Unrealized Gain
EQUITY FUTURES CONTRACTS PURCHASED†
June 2014 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $1,211,925)	13	$6,152

Series Z (Alpha Opportunity Series)
SCHEDULE OF INVESTMENTS (Unaudited)

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 2.
††	Value determined based on Level 2 inputs — See Note 2.
†††	Value determined based on Level 3 inputs — See Note 2.
[1]	All or a portion of this security is pledged as short collateral at March 31, 2014.
[2]	All or a portion of the security is deemed illiquid due to the Fund's exposure to Lehman Brothers International Europe ("LBIE") prime brokerage services. The total market value of illiquid securities is $11,954,994 (cost $7,564,648), or 73.2% of total net assets. The security was deemed liquid at the time of purchase.
[3]	Repurchase Agreement — See Note 3.

ADR — American Depositary Receipt

plc — Public Limited Company

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

1. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP") and are consistently followed by the Trust. All time references are based on Eastern Time.

A. Valuations of the Funds’ securities are supplied primarily by pricing services approved by the Board of Trustees. A Valuation Committee (“Valuation Committee”) is responsible for the oversight of the valuation process of the Funds and convenes monthly, or more frequently as needed. The Valuation Committee will review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.

Open-end investment companies (“Mutual Funds”) are valued at their net asset value per share ("NAV") as of the close of business on the valuation date. Exchange Traded Funds ("ETFs") and closed-end investment companies are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, the Board of Directors has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Directors using methods established or ratified by the Board of Directors. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Futures – Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (continued)

2. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 —significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Funds’ net assets at March 31, 2014:

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
Series Z (Alpha Opportunity Series)	11,994,191	6,152	5,901,448	–	–	17,901,791

* Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

For the year ended March 31, 2014, there were no tranfers between levels.

3. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2014, the repurchase agreements in the joint account were as follows:

Fund	Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
SBL Z (Alpha Opportunity Series)	State Street 0.00% Due 04/01/14	$ 5,901,448	$ 5,901,448	Freddie Mac 2.07% 11/07/22	$ 6,525,000	$ 6,021,401

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

Series Z (Alpha Opportunity Series) utilized derivatives to achieve leveraged exposure. The use of derivative instruments by a Fund to achieve leveraged exposure to the underlying index creates leveraging risk. The more a Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. A Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since a Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index.

The Fund utilized futures for the following purposes:

Fund	Index Exposure	Leverage
Series Z (Alpha Opportunity Series)	x	x

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Fund's net assets on a daily basis.

	Approximate percentage of Fund's net assets on a daily basis

Fund	Long	Short
Series Z (Alpha Opportunity Series)	5%	-

Item 2. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)), exactly as set forth below. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      SBL Fund

By (Signature and Title)*   /s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President

Date      May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President

Date      May 23, 2014

By (Signature and Title)*   /s/ John L. Sullivan

John L. Sullivan, Chief Financial Officer and Treasurer

Date      May 23, 2014

* Print the name and title of each signing officer under his or her signature.